Exhibit 10.4

CONFIDENTIAL

OSPREY Bitcoin Trust

SUBSCRIPTION DOCUMENTS
AND
PRIVACY NOTICE

THESE SUBSCRIPTION DOCUMENTS
ARE TO BE COMPLETED ONLY BY
A NATURAL PERSON OR ENTITY
SUBSCRIBING FOR ITS OWN ACCOUNT

CONFIDENTIAL

SUBSCRIPTION AGREEMENT

I, the undersigned, (“Subscriber”) understand that Osprey Bitcoin Trust, a Delaware trust (the “Trust”) is making a continuous offering of units (“Units”), each representing a fractional undivided beneficial interest in the Trust. The investment objective of the Trust is for the Units to track the price of Bitcoin, as measured at 4:00 P.M. New York time using the Coin Metrics CMBI Bitcoin rate available at: https://cmbi-indexes.coinmetrics.io/cmbibtc (“CMBI Bitcoin Index Price”), on each day on which such rate is published, less liabilities and expenses of the Trust. There is a minimum investment of at least $25,000.00 (Twenty-Five Thousand Dollars). Capitalized terms used in this Subscription Agreement and not otherwise defined shall have the meanings ascribed to them in the Confidential Private Placement Memorandum Offering of Units in Osprey Bitcoin Trust dated May 18, 2021 (“Memorandum”).

In order to induce the Trust to accept my offer, I advise you as follows:

(1)    MEMORANDUM. Subscriber declares that it has carefully read, understands and agrees to abide by the terms set forth in the Memorandum, including without limitation, (a) the terms of the Trust; (b) all other terms of the offering, including all risk factors, conflicts of interest, tax considerations, transfer restrictions and other rights and obligations; and (c) the powers, duties and obligations of Osprey Funds, LLC (“Sponsor”). Subscriber represents and warrants that the Sponsor has made available to Subscriber the opportunity at a reasonable time prior to the date of this Subscription Agreement to ask questions of, and to receive answers from, the Sponsor concerning this investment, and to obtain any additional information which the Sponsor had in its possession or was able to acquire without unreasonable effort or expense that was necessary to verify the accuracy of the non-proprietary information in the Memorandum. Subscriber has carefully considered and has, to the extent it believes such discussion necessary, discussed with legal, tax, accounting and financial advisers the suitability of an investment in Units in light of its particular tax and financial situation and has determined that such investment subscribed for by it hereunder is a suitable investment for it. Subscriber agrees to be bound by the Memorandum and the Subscription Documents and has evidenced the foregoing by executing the relevant signature pages contained herein. Subscriber further represents and warrants that it understands that the investment: (a) is not guaranteed and may lose principal; and (b) is high risk and is not liquid.

(2)     RESTRICTED SECURITIES. Subscriber represents and warrants that it understands that the Units are “restricted securities” that cannot be resold without registration under the Securities Act or exemption therefrom, and that they are purchasing the Units for investment purposes only and not with a view to resale.

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(3)     ACCREDITED INVESTOR.

I represent and warrant that I am an “accredited investor” as defined in Rule 501 under the Securities Act as set forth in Exhibit A hereto:

For Individuals:

I am a natural person who:

○	Earned income that exceeded $200,000 (or $300,000 together with a spouse) in each of the prior two years, and reasonably expects the same for the current year or has a net worth over $1 million, either alone or together with a spouse (excluding the value of the person’s primary residence); or

○	Is an investment professional (e.g., a licensed associated person of a broker-dealer or investment adviser).

For Entities:

○	I am an entity meeting the definition of “accredited investor” as set forth in Exhibit A hereto.

(4)     PLAN INVESTOR REPRESENTATIONS. Subscribers described in Statement (a), Statement (c) or Statement (d) below are referred to in this Section 3 as “Plan Investors”.

(Check each of the three boxes below that applies, and fill in any blanks in Statement (b) below if it applies.)

I (referred to hereinafter in this Section 5 as the Subscriber) represent, warrant and agree as set forth below:

(a)     The Subscriber is, or is acting on behalf of: (i) an “employee benefit plan” within the meaning of Section 3(3) of ERISA, that is subject to Part 4 of Title I of ERISA; (ii) a “plan” within the meaning of Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code; or (iii) any other entity or account that is deemed under applicable law to hold the “plan assets” described in (i) or (ii), within the meaning of ERISA and including the regulations promulgated thereunder.

(b)     If the Subscriber checked the box and thereby answered “Yes” to Statement (a) above, based on subclause (iii) of Statement (a) above (including, without limitation, insurance company general accounts), then the participation in the Subscriber (or the entity on whose behalf the Subscriber is acting) by “benefit plan investors,” within the meaning of Section 3(42) of ERISA, expressed as a percentage, is             % the (“Current Percentage”), and the maximum percentage of participation by “benefit plan investors” while the Subscriber holds an interest in the Trust, expressed as a percentage, will be             %.

The Subscriber agrees to promptly disclose any changes with respect to the Current Percentage, to promptly re-confirm such percentages at any time upon the request of the

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Trust or the Sponsor (or any other person acting on behalf of the Trust or the Sponsor), and to provide such other information as may reasonably be requested by the Trust or the Sponsor (or any other person acting on behalf of the Trust or the Sponsor) for purposes of determining whether or not the Trust is holding “plan assets.”

(c)     The Subscriber is, or is acting on behalf of, a “governmental plan” within the meaning of Section 3(32) of ERISA, a “foreign plan,” or another plan or retirement arrangement that is not subject to Part 4 of Title I of ERISA and with respect to which Code Section 4975 does not apply, or a partnership, limited liability company or other entity in which such Plan Investor holds 25% or more of the value of any class of equity interest in such entity or that is deemed to hold the assets of a Plan Investor under ERISA.

(d)     The Subscriber is, or is acting on behalf of, an entity or account described under 29 C.F.R. Section 2510.3-101(h) (such as, for example, a group trust, a bank common or collective trust or certain insurance company separate accounts).

(e)     The Subscriber is not investing in funds that constitute the assets of any of the above.

(f)     If the Subscriber checked the box and thereby answered “Yes” to Statement (a), Statement (c) or Statement (d) above, then the Investor hereby represents, warrants and agrees that:

(i.)     The decision to invest assets of the Subscriber in the Trust was made by parties independent of the Sponsor and any placement agent, which parties are duly authorized to make such investment decisions and who have concluded, after consideration of their fiduciary duties under ERISA or the Code, that the investment of assets of the Subscriber in the Trust is prudent and have not relied on any advice or recommendation of the Sponsor or any placement agent or any of their respective partners, members, employees, stockholders, officers, directors, agents, representatives or affiliates;

(ii.)     None of the Sponsor, any placement agent nor any of their respective employees, representatives, agents or affiliates have exercised any discretionary authority or control with respect to the Subscriber’s investment in the Trust, nor have the Sponsor or any placement agent or any of their respective partners, members, employees, stockholders, officers, directors, agents, representatives or affiliates rendered individualized investment advice to the Subscriber based upon the Subscriber’s investment policies or strategy, overall portfolio composition or diversification;

(iii.)     The Subscriber has been informed of and understands the investment objectives and policies of the Trust; (x) the Subscriber is aware of the provisions of Section 404 of ERISA or any similar provisions of applicable law governing the Subscriber (“Similar Law”) relating to fiduciary duties, including any applicable requirement for diversifying the investments of an employee benefit plan; (y) the Subscriber has given appropriate consideration to the facts

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and circumstances relevant to the investment by such Subscriber in the Trust and has determined that such investment is reasonably designed, as part of such Subscriber’s portfolio of investments, to further the purposes of the relevant plan(s); and (z) the Subscriber’s investment in the Trust is permissible under the documents governing the investment of its “plan assets” and under ERISA or Similar Law; and

(iv.)     The terms of the Trust Agreement, including all exhibits and attachments thereto, do not contravene the terms of the Subscriber’s governing instruments and applicable laws governing the Subscriber, and the Subscriber will promptly advise the Sponsor in writing of any changes in any governing law or any regulations or interpretations thereunder affecting the duties, responsibilities, liabilities or obligations of the Trust, the Sponsor or any of their respective partners, members, employees, stockholders, officers, directors, agents or affiliates.

(5)     TITLE.

(Fill in the below.)

I will hold title to my interest as follows:

○	Individual/Joint Tenancy with Right Survivorship/Tenancy in Common
○	Self-Directed IRA
○	Entity: (corporation, trust, etc. – please specify below)

Note: Subscribers should seek the advice of their attorneys in deciding in which of the above forms they should take ownership of the Units, since different forms of ownership can have varying gift tax and other consequences, depending on the state of the investor’s domicile and other particular personal circumstances. For example, in community property states, if community property assets are used to purchase Units held in individual ownership, this might have adverse gift tax consequences.

IF OWNERSHIP IS BEING TAKEN WITH A SPOUSE OR ANY OTHER PERSON, THEN THIS SUBSCRIPTION AGREEMENT AND THE POWER OF ATTORNEY MUST BE EXECUTED BY ALL SUCH PERSONS.

(6)     AGE, CITIZENSHIP/RESIDENCY.

○	I am a natural person who is at least twenty-one years old and a citizen and resident of the United States or an entity meeting the definition of “U.S. person” set forth in Exhibit B hereto. Initial here:

○	I am not a “U.S. person” as defined in Exhibit B, hereto; I am a foreign national or non-U.S. entity. I acknowledge and agree to the following. Initial here:
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○	The delivery of the Memorandum and related offering documents (including this Subscription Agreement) shall not constitute an offer to sell, or the solicitation of an offer to buy, Units of the Trust in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such an offer or solicitation.

○	I shall be solely responsible for compliance with applicable tax obligations (other than those arising under the laws of the United States for which the Sponsor shall remain responsible).

○	The Sponsor, in its sole discretion, may refuse to accept my subscription for the Units for any reason, including without limitation, advice of counsel on legal or regulatory risks of authorizing my purchase under this Subscription Agreement. In this regard, the Sponsor or its agents may request from me such additional information as the Sponsor or its agents reasonably deem necessary or advisable to comply with applicable law and regulation.

(7)     ADDITIONAL REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

(a)     I understand that there may be no available public trading markets for the Units at any particular time, that an investment in the Trust may be illiquid and that I may have to bear the economic risk of the investment for an indefinite period of time.

(b)     I understand and agree this subscription is personal to me and that it may not be sold, transferred, assigned or otherwise disposed of by me to any other person, except as permitted by the Trust. If the Subscriber is a corporation, partnership, trust or other entity, I represent and warrant that the Subscriber is authorized to purchase and hold Units being subscribed for, that this Subscription Agreement is a valid and binding obligation of the Subscriber and that the execution and delivery of this Subscription Agreement and the performance of the obligations hereunder shall not contravene the organizational documents of the Subscriber or any law or court or regulatory order or proceeding to which the Subscriber is subject.

(c)     Upon acceptance by the Trust, my subscription shall be binding upon my heirs, executors, administrators, successors, and assigns, as applicable.

(d)     I may not withdraw my subscription offer. The Trust may reject my subscription offer for any reason or for no reason (including without limitation know-your-customer concerns or know-your-transaction concerns, and it may unwind my subscription due to know-your-transaction concerns arising after settlement), and my subscription shall only become effective when accepted by the Trust in writing, and when the Trust has received payment of the purchase price for the Units being purchased hereunder in form and amount acceptable to the Trust. In the event the Trust unwinds my transaction after settlement due to know-your-transaction concerns, I will bear the sole risk of loss.

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(e)     My declarations, representations and warranties herein are accurate, complete and not misleading, and I will promptly notify the Trust of any changes in the information I have provided.

(f)     I have read and understand the Osprey Funds Privacy Policy set forth as Exhibit C hereto. I understand and agree that, although the Trust will use its reasonable efforts to keep the information provided herein confidential, the Trust may present any portion of this Subscription Package and any of the information provided in it to such parties as it may deem advisable if any such portion or information is or becomes relevant to any action, suit or proceeding involving the Trust or the Sponsor or to inquiry by any legal, regulatory or self-regulatory authority.

(8)     INDEMNITY. Subject to applicable law, Subscriber agrees that it will indemnify and hold harmless the Trust, the Sponsor and their respective affiliates from and against any and all direct and consequential loss, damage, liability, claim, cost or expense (including reasonable attorneys’ and accountants’ fees and disbursements, whether incurred in an action between the parties hereto or otherwise, and including any liability which results directly or indirectly from the Trust, the Sponsor or their respective affiliates becoming subject to ERISA or Section 4975 of the Code) (collectively, “Losses”) which the Trust, the Sponsor or any such affiliate may incur by reason of or in connection with the Subscription Documents, including any misrepresentation made by Subscriber or any of Subscriber’s agents (including, but not limited to, any misrepresentation of Subscriber’s status under ERISA or the Code), any breach of any declaration, representation or warranty of Subscriber, the failure by Subscriber to fulfill any covenants or agreements under the Subscription Documents, its or their reliance on email or other instructions, or the assertion of Subscriber’s lack of proper authorization to execute and perform the obligations under the Subscription Documents. Subscriber also agrees that it will indemnify and hold harmless the Trust, the Sponsor and their respective affiliates from and against any and all direct and consequential Losses that they or any one of them, may incur (a) as provided in this Section (9) and (b) by reason of, or in connection with, the failure by Subscriber to comply with any applicable law, rule or regulation having application to the Trust, the Sponsor or their respective affiliates. Subscriber shall reimburse each indemnified party for its legal and other expenses (including the cost of any investigation and preparation) as they are incurred. The reimbursement and indemnity obligations of Subscriber under this paragraph shall survive the date of admission to the Trust applicable to Subscriber and shall be in addition to any liability that Subscriber may otherwise have (including, without limitation, liabilities under the Trust Agreement), and shall be binding upon and inure to the benefit of any successors, assigns, heirs, estates, executors, administrators and personal representatives of the indemnified parties. Notwithstanding any provision of this Subscription Agreement, Subscriber does not hereby waive any rights granted to it under the Trust Agreement or applicable securities laws.

(9)     GOVERNING LAW. The Subscription Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof. For the purpose of any judicial proceeding to enforce an

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award incidental to arbitration or to compel arbitration, Subscriber and Sponsor hereby submit to the non-exclusive jurisdiction of the Supreme Court of the State of New York, New York County, or the United States District Court for the Southern District of New York, located in New York, New York, and agree that service of process in such arbitration or court proceedings shall be satisfactorily made upon it if sent by registered mail addressed to it at the applicable address set forth herein.

(10)     ANTI-MONEY LAUNDERING. Subscriber acknowledges that due to anti-money laundering requirements operating in the United States, as well as the Trust and Sponsor’s own internal anti-money laundering policies, the Trust and the Sponsor may require further identification of Subscriber and the source of its subscription amount before the Subscription Agreement can be processed, subscription amounts can be accepted or distributions made. The Trust, the Sponsor and their respective Affiliated Persons shall be held harmless and indemnified against any Loss arising as a result of a failure to process the Subscription Agreement if such information has been required by the parties referred to and has not been satisfactorily provided by Subscriber. Subscriber represents that all subscription amounts transferred to the Trust or Sponsor originated directly from a bank or brokerage account in the name of Subscriber. Subscriber represents and warrants that acceptance by the Sponsor or Trust of the Subscription Agreement, together with acceptance of the appropriate remittance, will not breach any applicable rules and regulations designed to avoid money laundering. Specifically, Subscriber represents and warrants that all evidence of identity provided is genuine and all related information furnished and to be furnished is accurate.

(11)     ARBITRATION. Except as to any claims with respect to enforcement of an arbitration award, any controversy, claim or dispute arising out of, or relating to, the Subscription Documents or the breach thereof, or regarding the interpretation thereof, shall be solely and exclusively settled by binding arbitration conducted in New York, New York in accordance with the rules of the American Arbitration Association then in effect before a single arbitrator appointed in accordance with such rules and applying the laws of the State of New York. Judgment upon any award rendered therein may be entered and enforcement obtained thereon in any court having jurisdiction. The arbitrator shall have authority to grant any form of appropriate relief (other than punitive damages), whether legal or equitable in nature, including specific performance. Subscriber agrees to abide by all decisions and awards rendered in such proceedings. Such decisions and awards rendered by the arbitrator shall be final and conclusive. All such controversies, claims or disputes shall be settled in this manner in lieu of any action at law or equity.

(12)     COSTS. If any legal action or any arbitration or other proceeding is brought for the enforcement of the agreement represented by the Subscription Documents or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Subscription Documents, the successful or prevailing party or parties shall be entitled to recover

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reasonable attorneys’ fees and other costs incurred in that action or proceedings, in addition to any other relief to which they may be entitled.

(13)     SEVERABILITY. If any provision of the Subscription Documents is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to confirm to such applicable laws. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to the extent the provisions hereof, shall be severable.

(14)     COUNTERPARTS. The Subscription Documents may be executed in one or more counterparts (including by facsimile and other electronic means), each of which when executed and delivered shall be an original and all of which taken together shall constitute one and the same instrument. The Subscription Documents, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

(15)     ELECTRONIC DELIVERY OF DISCLOSURES. If Subscriber has provided an email address to the Trust (or Sponsor), Subscriber agrees that each of the Sponsor and the Trust, at its election, may send Subscriber required and non-required disclosures and other information to the Subscriber’s email address. If Subscriber changes its email address, it will promptly notify the Trust in writing of its new email address. The foregoing consent will continue unless revoked by Subscriber by notifying the Trust in writing.

(16)     NOTICES. Except as otherwise specifically provided in the Subscription Documents, all notices, required or permitted to be given pursuant to the Subscription Documents shall be in writing, given in person, by mail (postage prepaid), by overnight courier, or by confirmed email or confirmed facsimile, and any such notice shall be effective when delivered at the address or email address specified by the intended recipient below (or at such other address as such recipient may designate from time to time by written notice to the other parties), and with it being agreed that electronic signature (e.g., PDF email) shall have the same force and effect as an original signature for all notice purposes.

[Signatures follow]

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OSPREY BITCOIN TRUST
SUBSCRIPTION AGREEMENT SIGNATURE

Select your method of investment:

○	CASH SUBSCRIPTION* Subscribing with U.S. Dollars	U.S. Dollar Amount $

○	IN-KIND SUBSCRIPTION* Subscribing with Tokens	Quantity of BTC Tokens

WIRING TO THE TRUST. Set forth below are the instructions for wiring cash to the Trust: Please do not send wire until authorized by the Sponsor.

Account Title:	OSPREY BITCOIN TRUST

Account Address:	520 White Plains Road Suite 500 Tarrytown, NY 10591

Bank Name:	Signature Bank

Routing Number/ABA:	026013576

Swift:	SIGNUS33XXX

Bank Address:	565 Fifth Avenue New York NY 10017

Account Number:	1503981935
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FOR COMPLETION BY SUBSCRIBERS WHO ARE ANY OF THE FOLLOWING

1)	Natural Persons (i.e., individuals and revocable grantor trusts);
2)	Entities (i.e., corporations, partnerships, limited liability companies, trusts or other entities);
3)	Self-Directed IRAs

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be executed and delivered, and have caused it to become effective, as of the date of execution by or on behalf of Osprey Bitcoin Trust, below, following execution by the Subscriber hereunder, subject in all events to acceptance by the Trust and to the receipt by the Trust of payment of the purchase price for the Units being purchased hereunder in form and amount acceptable to the Trust.

All Investors:

Tax ID (SSN, TIN, or equivalent):

Street Address:

City:	State/Province:	Zip:	Country:

Email:	Phone Number:

Subscriber Name:

Signature:	Date:

Name of Signer:	Title:

If signing on the investor’s behalf as an authorized signatory, please attach proof of authorization.

Authorized Signature Name:	Title:

Authorized Signature:	Date:

Co-Subscriber Name:

Co-Subscriber Signature:	Date:

Read and Approved By:	Date:
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Additional Contact Details

First	Last	Email

Accepted and agreed to as of the date written below:

OSPREY BITCOIN TRUST

By:		Date:
Name: Gregory King Title: CEO, Osprey Funds, LLC, as Sponsor to the Osprey Bitcoin Trust
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IF OWNERSHIP IS BEING TAKEN WITH A SPOUSE OR ANY OTHER PERSON, THEN THIS POWER OF ATTORNEY AND THE SUBSCRIPTION AGREEMENT MUST BE EXECUTED BY ALL SUCH PERSONS.

POWER OF ATTORNEY

To the maximum extent permitted by applicable law, the undersigned hereby constitutes, appoints and grants each of (a) Osprey Bitcoin Trust, a Delaware Trust (the “Trust”), (b) Osprey Funds, LLC, as sponsor of the Trust, and each other person or entity who is or hereafter becomes a sponsor of the Trust, in each case only for so long as such person or entity continues to be a sponsor of the Trust (collectively, the “Sponsor”), and (c) each person or entity who is or hereafter becomes a manager of the Sponsor, in each case only for so long as such person or entity continues to be a manager of the Sponsor, with full power to act, with or without others, as the undersigned’s true and lawful representative, agent and attorney-in-fact (each, an “Attorney-in-Fact”), in the undersigned’s name, place and stead, to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish) the following:

1.	Any certificate of trust or other form or filing required in connection with the formation or registration of the Trust, a trust in which the Sponsor is the sponsor and in which the undersigned is a unitholder, and any formation certificates or documents for any alternative investment vehicle (each, an “AIV”) relating to the Trust, including, without limitation, any partnership agreement, operating agreement, shareholders’ agreement or similar governing document;

2.	The Second Amended and Restated Declaration of Trust and Trust Agreement of Osprey Bitcoin Trust, dated as of November 1, 2020 (as it may be further amended, modified and/or restated from time to time in accordance with its terms, the “Trust Agreement”);

3.	Any amendment, restatement, waiver or other modification duly enacted pursuant to the terms of the Trust Agreement, and all instruments and documents that may be necessary or desirable to effectuate an amendment, restatement, waiver or other modification so approved;

4.	Any document to admit or cause the undersigned to be admitted as a unitholder of the Trust or any AIV;

5.	Any amendment to, modification to, restatement of or cancellation of the certificate of trust or AIV document described in clause 1 above;
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6.	All instruments, deeds, agreements, documents and certificates that may from time to time be required by any law to effectuate, implement and continue the valid and subsisting existence of the Trust and/or any AIV;

7.	All instruments, deeds, agreements, documents and certificates that may be necessary or advisable to effectuate the dissolution, liquidation, winding-up and termination of the Trust and/or any AIV or admit any additional partners or members thereto, except where such action requires the express approval of the unitholders under the Trust Agreement; and

8.	Such other documents, deeds, agreements or instruments as may be required under the laws of any state, the United States or any other jurisdiction in connection with the activities of the Trust.

The undersigned hereby empowers each Attorney-in-Fact acting pursuant hereto to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon it shall be exercised, and the conditions, provisions and covenants of any instruments or documents that may be executed by it pursuant hereto; provided that the agency and powers of attorney granted herein shall only be exercised in accordance with the Trust Agreement and clauses 1 through 8 above.

The agency and powers of attorney granted herein are coupled with an interest in favor of the Sponsor and each manager of the Sponsor and as such (a) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death, incompetency, incapacity, disability, insolvency or dissolution of the undersigned, regardless of whether the Trust, the Sponsor or any manager of the Sponsor has notice thereof, and (b) shall survive the delivery of an assignment by the undersigned of the whole or any portion of the undersigned’s interest in the Trust, except that if the assignee thereof has been approved for admission to the Trust as a substitute unitholder, this agency and power of attorney given by the assignor shall survive the delivery of the assignment for the sole purpose of enabling the Sponsor to execute, acknowledge and file any instrument necessary to effect the substitution. The agency and powers of attorney granted herein shall not be deemed to constitute a written consent of the undersigned for purposes of Section 10.1 of the Trust Agreement. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Trust Agreement.

This power of attorney shall be governed and construed in accordance with the laws of the State of New York.

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IF OWNERSHIP IS BEING TAKEN WITH A SPOUSE OR ANY OTHER PERSON, THEN THIS POWER OF ATTORNEY AND THE SUBSCRIPTION AGREEMENT MUST BE EXECUTED BY ALL SUCH PERSONS.

FOR COMPLETION BY SUBSCRIBERS WHO ARE ANY OF THE FOLLOWING:

1)	NATURAL PERSONS (i.e., individuals and revocable grantor trusts);
2)	NOT NATURAL PERSONS (i.e., corporations, partnerships, limited liability companies, trusts or other entities);
3)	SELF-DIRECTED IRA

IN WITNESS WHEREOF, the undersigned has executed and delivered this power of attorney on the date set forth below.

All Investors:

Tax ID (SSN, TIN, or equivalent):

Street Address:

City:	State/Province:	Zip:	Country:

Email:	Phone Number:

Subscriber Name:

Signature:	Date:

Name of Signer:	Title:

If signing on the investor’s behalf as an authorized signatory, please attach proof of authorization.

Authorized Signature Name:	Title:

Authorized Signature:	Date:

Co-Subscriber Name:

Co-Subscriber Signature:	Date:

Read and Approved By:	Date:
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OSPREY FUNDS INVESTMENT PRODUCT IN-KIND INFORMATION FORM

This Osprey Funds Investment Product In-Kind Information Form (this “Form”) is for a prospective subscriber (the “Subscriber”) requesting to contribute their own digital asset tokens to an Osprey Funds Investment Product (an “In-Kind Subscription”). The information in this Form will be used by Osprey Funds, LLC (“Osprey”) to populate portions of any transaction documents, including, but not limited to, performing Anti-Money Laundering (AML) and Know- Your-Customer (KYC) compliance as required by applicable law, rule or regulation, or as required by Osprey’s policies and procedures, which may also include the use of blockchain analytics tools.

Name of digital asset tokens being contributed:

Quantity of digital asset tokens being contributed:

Sending Address:

Sending Custodian:

(Name of the wallet provider or exchange)

Describe how the digital asset tokens were acquired (e.g., name of the exchange, or OTC trading desk, name of the lender or acquisition source). Please provide all applicable details:

Osprey does not permit third-party transfers. Please confirm you are the owner and will be the transferor of the digital asset tokens:

YES: O	NO: O

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IN-KIND SUBSCRIPTION REPRESENTATION LETTER

Date

Osprey Funds, LLC.

520 White Plains Road
Tarrytown, New York 10591
Attn: [        ]

Re: In-Kind Subscription for Osprey Bitcoin Trust

Ladies and Gentlemen:

On behalf of the Subscriber, this letter (this “Letter”) is provided in connection with the Subscriber requesting to contribute their own digital asset tokens to the Osprey Bitcoin Trust, a Delaware statutory trust sponsored by Osprey Funds, LLC (“Osprey”).

In connection with the foregoing, as of the date hereof, the Subscriber represents and warrants to Osprey that:

1.	The Diligence Materials are true, accurate, and complete in all respects;

2.	It has no knowledge of any past, present, or pending proceeding, investigation, or legal action against Subscriber in connection with any aspect of its business by any government agency, self-regulatory organization, department, regulatory, legal or supervisory body in any jurisdiction, except as disclosed in the Diligence Materials;

3.	The Subscriber will defend, indemnify, and hold harmless Osprey and each of its respective past, present, and future employees, officers, directors, contractors, consultants, equity holders, parent companies, subsidiaries, affiliates, attorneys, agents, representatives, predecessors, successors, and assigns (individually and collectively, the “Indemnified Parties”), from and against all actual or alleged Claims and Damages that are caused by, arise out of, or are related to: (a) the Subscriber’s breach (or alleged breach) of this Letter, including without limitation any noncompliance with, inaccuracy of or misrepresentation in any representation, warranty, or covenant of the Subscriber; (b) the Subscriber’s violation of the rights of any third party or violation of Applicable Law or (c) any negligence, intentional misconduct or act or omission of Subscriber or its employees, agents, contractors or representatives; and

4.	The Subscriber will not settle any Claim without the Indemnified Parties’ prior written consent provided also that (a) the Indemnified Parties may approve the choice of counsel (which shall not be unreasonably withheld) and (b) if there is any delay in the defense of the Claim by the Subscriber or any other reason where any of the Indemnified Parties would be materially prejudiced by control of the defense, Osprey may assume the control of the defense at Osprey’s sole cost.
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DEFINITIONS: The following words and terms shall have the following meanings:

“Applicable Law” means any applicable law or legal requirement including without limitation, any federal, state, local, municipal, provincial, or other law, statute, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental body, including but not limited to applicable anti-money laundering, money service business, money transmission, data privacy and securities laws.

“Claim” means any third-party action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other governmental body or any arbitrator or arbitration panel.

“Damages” means any liabilities, damages, diminution in value, payments, obligations, losses, costs and expenses, fines, security or other remediation costs, penalties (including any regulatory investigation or third-party subpoena costs, reasonable attorneys’ fees, court costs, expert witness fees, and other expenses of litigation), and judgments (at law or in equity) of any nature.

“Diligence Materials” means all information, financial information, technical specifications, and legal analysis, and other information about the Subscriber furnished by Subscriber in connection with Osprey onboarding the Subscriber in connection with the In-Kind Subscription.

Subscriber Name:

Signature:	Date:

Name of Signer:	Title:

If signing on the subscriber’s behalf as an authorized signatory, please attach proof of authorization

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Additional Documents Checklist

For Individuals:

Document	Attach Documents here
Government Issued Photo ID (e.g., Driver’s license, passport, etc.)
Proof of Address (Bank statement or utility bill dated within last 12 months).
Tax Document ○ Attach W-9, W-8BEN, W-8 ECI or applicable Tax Document ○ Complete electronic W-9
Authorized Signatory: Proof of Authorization (Required if an authorized signatory is signing the subscription document on behalf of the investor)
Accreditation Verification – please complete one of the following:
Professional Certification – CRD # Current Member Firm

Net Worth – Should your net worth exceed $1,000,000, excluding your primary residence, you can satisfy this requirement by providing a statement of assets (bank/brokerage statements, tax assessments, third-party appraisals) and a credit report evidencing liabilities, both dated within the past 90 days.

If you have chosen to demonstrate your accredited investor status with net worth, please select which type of document you will be attaching

   ○    Third Party/Form of Individual Accreditation Verification

   ○    Statement of Assets AND Credit Report which can be requested here.

Income – If your income has exceeded $200,000 individually for the past two years, or $300,000 jointly with a spouse, with a reasonable expectation of reaching the same income level for this year, you can satisfy this requirement by providing copies of any IRS form that reports income such as W-2s, 1099s, K-1s, 1040, etc.

If you have chosen to demonstrate your accredited investor status with income, please select which type of document you will be attaching

   ○    W2 statements for the last 2 years

   ○    Any IRS (or Foreign government) form that reports income, eg,1040/K-1

   ○    Third Party/Form of Individual Accreditation Verification.

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Additional Documents Checklist

For Entities:

Document	Attach Documents here
Entity Formation Documents (e.g., Articles of Incorporation, Trust Formation, Certification, etc.)
Proof of Address (Bank statement or utility bill dated within last 12 months).
Authorized Signatory: Government Issued ID
Tax Document ○ Attach W-9, W-8BEN-E, W-8 ECI or applicable Tax Document ○ Complete electronic W-9

Proof of Accreditation

Upload supporting documents; choose from the following:

   ○   Statement of Assets

   ○   Current Balance Sheet

   ○   Tax Form

   ○   Other

   ○   Third Party – Have a 3rd party licensed attorney, CPA, investment adviser, or financial representative at a broker-dealer complete a Form of Individual Accreditation Verification

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EXHIBIT A

DEFINITION OF ACCREDITED INVESTOR

Accredited investor generally means any person who comes within any of the following categories, or who the Trust reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

•	A bank, insurance company, registered investment company, business development company, or small business investment company

•	an employee benefit plan (within the meaning of the Employee Retirement Income Security Act) if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5 million

•	a tax-exempt charitable organization, corporation or partnership with assets in excess of $5 million

•	a director, executive officer, or general partner of the company selling the securities

•	an enterprise in which all the equity owners are accredited investors

•	an individual with a net worth of at least $1 million, not including the value of his or her primary residence

•	an individual with income exceeding $200,000 in each of the two most recent calendar years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year;

•	an individual investment professional, such as a licensed associated person of a broker-dealer or investment adviser, or a certified financial planner; or

•	a trust with assets of at least $5 million, not formed only to acquire the securities offered, and whose purchases are directed by a person who meets the legal standard of having sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment.

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EXHIBIT B

DEFINITION OF U.S. PERSON

U.S. person.

(1) “U.S. person” means:

(i) Any natural person resident in the United States;

(ii) Any partnership or corporation organized or incorporated under the laws of the United States;

(iii) Any estate of which any executor or administrator is a U.S. person;

(iv) Any trust of which any trustee is a U.S. person;

(v) Any agency or branch of a foreign entity located in the United States;

(vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii) Any partnership or corporation if:

(A) Organized or incorporated under the laws of any foreign jurisdiction; and

(B) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in § 230.501(a)) who are not natural persons, estates or trusts.

(2) The following are not “U.S. persons”:

(i) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

(ii) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

(A) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

(B) The estate is governed by foreign law;

(iii) Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

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(iv) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

(v) Any agency or branch of a U.S. person located outside the United States if:

(A) The agency or branch operates for valid business reasons; and

(B) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

(vi) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

(l) United States. “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

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EXHIBIT C

OSPREY FUNDs, LLC

(“Osprey Funds”)

PRIVACY POLICY NOTICE

As an investor in trusts sponsored by Osprey Funds (“Trusts”) we are required by United States federal law to inform you of the policies and practices of Osprey Funds regarding privacy, such as how we collect, share, and protect your personal information. These policies apply to individuals and self-direct IRAs only and may be changed at any time, provided a notice of the change is given to you. If we make certain changes, the laws in some states allow you to restrict our ability to share your personal information.

Your personal information that we have collected (and may disclose as described herein), such as name and address, social security number, date of birth, assets and income information and information about the value of your investment and transactions with the Trusts , has come from (i) the investor application (including an online application) and related documents you have submitted even if you have not completed or submitted the application, (ii) written and email correspondence and conversations you have had with our representatives, (iii) transactions that have been executed, (iv) unaffiliated third-party service providers to verify your identity, prevent fraud or other purposes permitted by law, and (v) from our website or mobile applications through the use of cookies, web beacons and other technologies (more information is available on our website at https://www.ospreyfunds.io/privacy-policy. We may combine the information gathered from these and other sources. We will treat the information we collect in accordance with this policy. If you do not wish to provide information to us, we may not be able to provide you with certain products and services.

We disclose nonpublic personal information about our clients, former clients and prospective clients to (i) affiliates of Osprey Funds to service your account, improve our services to you and/or provide you with information on our products and services and (ii) non-affiliated persons who need to know the information to enable us to provide services to you (including processing transactions in connection with providing such services and maintaining your account), such as to our attorneys, accountants, auditors and other service providers to Trusts and/or Osprey Funds, and as permitted by law. We will also release information about you if you direct us to do so or if we’re required to do so by law.

We seek to safeguard your private information and, to that end, restrict access to nonpublic personal information about you to those employees and other persons who need to know the

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information to provide services. We maintain physical, electronic and procedural safeguards which are designed to protect your nonpublic personal information that we collect from you. Although we strive to protect your non-public personal information, Osprey Funds cannot ensure or warrant the security of any information you provide or transmit to us or our or the service providers, and you do so at your own risk.

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